SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT



               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported):  August 16,
1995



                       APPLIED POWER INC.
     (Exact name of Registrant as specified in its charter)


          Wisconsin                1-11288             39-0168610
(State or other jurisdiction   (Commission File  (I.R.S. Employer
     of incorporation)             Number)    Identification No.)




                 13000 West Silver Spring Drive
                     Butler, Wisconsin 53007

   Mailing address:  P.O. Box 325, Milwaukee, Wisconsin 53201
       (Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code:(414) 781-6600






  (Former name or former address, if changed since last report)

Item 5.  Other Events.

          On August 16, 1995, Applied Power Inc. issued a press release announcing that its GB Electrical unit had signed a letter of intent to acquire the business of Vision Plastics Manufacturing Company, San Diego, California ("Vision Plastics") and separate letters of intent to purchase patents related to the business. The release reported that the consideration to be paid in connection with such transactions was approximately $21,500,000. Vision Plastics manufactures plastic cable ties which are currently sold through electrical wholesale, retail and OEM channels. Vision Plastics is expected to solidify GB Electrical's position as a prime low-cost producer of a rapidly expanding product category. The press release is incorporated herein by reference to Exhibit 20 of this Report, to which the reader is referred for more information.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits:

               See the Exhibit Index following the Signature page of this Report, which is incorporated herein by reference.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                              APPLIED POWER INC.



Date:  August 31, 1995        By:  /s/ Robert C. Arzbaecher
                                   Robert C. Arzbaecher,
                                   Vice President and
                                   Chief Financial Officer

                       APPLIED POWER INC.

                          EXHIBIT INDEX
                               to
                     FORM 8-K CURRENT REPORT
                Date of Report:  August 16, 1995



Exhibit                                       Filed
Number         Description                   Herewith

  20           Press Release                     X
               dated August 16, 1995
               regarding entering
               into letters of intent
               to purchase the business
               of Vision Plastics
               Manufacturing Company and
               related patents